Supplement dated May 1, 2003
                         to Prospectus dated May 1, 2003
                   for Group Variable Universal Life Insurance

                   Special Features of the Group Contract for
                           DaimlerChrysler Corporation

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance Contract and Certificates that the Prudential Insurance Company of America ("Prudential Insurance", "we", "us") offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the DaimlerChrysler Corporation ("DaimlerChrysler") Group Variable Universal Life Contract and Certificates. In this supplement, we list the 16 Funds that are available to you under the DaimlerChrysler Corporation Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms "maximum" and "current charge." The "maximum" in each instance is the highest charge that we are entitled to make under the Group Contract. The "current charge" is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate or surrender the Certificate.

---------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees

---------------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted                 Amount Deducted

---------------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on         This charge is deducted when            Maximum - 3.5% of each premium payment.
Premiums (Load)                 premiums are paid.                      Current charge - 0.0%.
---------------------------------------------------------------------------------------------------------------------------
Premium Taxes(1)                This charge is deducted when premiums   Current amount deducted - 1.92% of each premium
                                are paid.                               payment.
---------------------------------------------------------------------------------------------------------------------------
Processing Charge               This charge is deducted when premiums   Maximum - $2 from each premium payment.
                                are paid.                               Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge (Load)    This charge is assessed on a full       Maximum - the lesser of $20 or 2% of the amount
                                Surrender of a Certificate.             surrendered.
                                                                        Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------

----------
(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 1.92% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

---------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees

---------------------------------------------------------------------------------------------------------------------------
Other Surrender Fees            This charge is assessed on a            Maximum - the lesser of $20 or 2% of the amount
                                Withdrawal (Partial Surrender).         withdrawn.
                                                                        Current charge - $0.00.
---------------------------------------------------------------------------------------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan     Maximum - $20.
                                is processed.                           Current charge - $0.00
---------------------------------------------------------------------------------------------------------------------------
Loan Interest                   This charge is assessed annually.       Current charge - The Loan Account crediting rate
                                                                        plus 2%.  The Loan Account crediting rate will
                                                                        generally be equal to the Fixed Account crediting
                                                                        rate.
---------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Portfolio Company fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                  Periodic Charges Other Than The Funds' Operating Expenses

------------------------------------------------------------------------------------------------------------------------------
Charge                                           When Charge is Deducted  Amount Deducted
------------------------------------------------------------------------------------------------------------------------------
*Cost of Insurance(2)                                                     Maximum - $41.69
                                                                          Minimum - $0.03**
        Charge for a Representative              Deducted monthly.        Representative current charge - $0.107888****
        Certificate Owner
------------------------------------------------------------------------------------------------------------------------------
*Additional Insurance Benefits:
------------------------------------------------------------------------------------------------------------------------------
        Child Term Insurance                                              Maximum - $0.093***
                                                 Deducted monthly.        Minimum - $0.093***
                                                                          Representative current charge - $0.093****

------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                  Deducted daily.          Maximum - 0.90% of the amount of assets in the
                                                                          variable investment options.
                                                                          Current - 0.45% of the amount of assets in the
                                                                          variable investment options

------------------------------------------------------------------------------------------------------------------------------
Charge for Administrative Expenses               Deducted monthly.        Maximum - $6.00
                                                                          Current - $0.00
------------------------------------------------------------------------------------------------------------------------------

   * The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

  ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.

 *** These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

----------
(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

**** The representative current charge for cost of insurance is a sample rate currently charged for a 45 year old nonsmoker, who is an active employee. The representative current charge for Additional Insurance benefits is a sample rate currently charged.

The next table describes the Portfolio Company fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the investment options available under your plan. More detail concerning each Portfolio Company's fees and expenses is contained in the Prospectus for each Portfolio Company.

---------------------------------------------------------------------------------------------------------------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

---------------------------------------------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution [and/or service] (12b-1) fees, and other expenses                          0.37%            1.15%
---------------------------------------------------------------------------------------------------------------------

* For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 1.13% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options offered under the DaimlerChrysler Corporation Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein Premier Growth Portfolio: Seeks growth of capital rather than current income by employing aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

Dreyfus Variable Investment Funds
(Initial Class Shares)

Dreyfus IP - Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). To pursue this goal, the portfolio invests at least 80% of its assets in growth and value stocks chosen through a disciplined investment process. Consistency of returns and stability of the portfolio's share price compared to the S&P 500 are the primary goals of the process including those purchased in initial public offerings or shortly thereafter.

Franklin(R) Templeton(R) Variable Insurance Products Trust
(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.

MFS(R) Variable Insurance TrustSM
(Initial Class Shares)

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder High-Income Portfolio (formerly Scudder High-Yield Portfolio): Seeks to provide a high level of current income by investing at least 65% of net assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds.

T. Rowe Price Equity Series, Inc.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above -average earnings growth. At least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

Fund Fees and Expenses

------------------------------------------------------------------------------------------------------
                                                      Investment                            Total
                                                      Management    12b-1      Other       Annual
                       Funds                             Fee         Fees    Expenses     Expenses
------------------------------------------------------------------------------------------------------
 Prudential Series Fund,  Inc.
 (Class I Shares)
   Diversified Bond Portfolio                           0.40%         --       0.04%        0.44%
   Equity Portfolio                                     0.45%         --       0.03%        0.48%
   Flexible Managed Portfolio                           0.60%         --       0.03%        0.63%
   Global Portfolio                                     0.75%         --       0.07%        0.82%
   Jennison Portfolio                                   0.60%         --       0.01%        0.61%
   Money Market Portfolio                               0.40%         --       0.03%        0.43%
   Stock Index Portfolio                                0.35%         --       0.02%        0.37%
   Value Portfolio                                      0.40%         --       0.03%        0.43%
------------------------------------------------------------------------------------------------------

 AllianceBernstein Variable Products Series
 Fund, Inc. (Class A Shares)
    AllianceBernstein Premier Growth Portfolio          1.00%         --       0.05%        1.05%
------------------------------------------------------------------------------------------------------

 Dreyfus Variable Investment Funds
 (Initial Class Shares)
   Dreyfus IP - Disciplined Stock Portfolio (1)         0.75%         --       0.08%        0.83%
------------------------------------------------------------------------------------------------------

 Franklin Templeton Variable Insurance
 Products Trust (Class 2 Shares)
    Templeton Foreign Securities Fund (2) (3)           0.70%       0.25%      0.20%        1.15%
------------------------------------------------------------------------------------------------------

 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Emerging Growth Series (4)                       0.75%         --       0.11%        0.86%
   MFS Research Series (4)                              0.75%         --       0.12%        0.87%
------------------------------------------------------------------------------------------------------

 Scudder Variable Series II
   Scudder High-Income Portfolio (formerly
   Scudder High-Yield Portfolio)                        0.60%         --       0.06%        0.66%
------------------------------------------------------------------------------------------------------

  T. Rowe Price Variable Funds
   Mid-Cap Growth Portfolio (5)                         0.85%         --       0.00%        0.85%
   New America Growth Portfolio (5)                     0.85%         --       0.00%        0.85%
------------------------------------------------------------------------------------------------------

(1) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2) The fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(3) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC. With the management fee reduction, the net annual expenses for the Class 2 shares of the Templeton Foreign Securities Fund were actually 1.13%.

(4) Each series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
      0.85% for Emerging Growth Series; and 0.86% for Research Series.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund's independent directors.

Fund Advisers

Prudential Investment LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC ("Jennison"), serves as the subadviser for the Global Portfolio, the Jennison Portfolio and the Value Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. ("PIM") serves as the subadviser for the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management Inc. ("Salomon") serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon's address is 399 Park Avenue, New York, NY 10022.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to the above referenced Alliance portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the above-mentioned Dreyfus portfolio. The principal distributor of the portfolio is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

The investment adviser for each of the above-mentioned MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the above-mentioned Scudder Variable Series II portfolio is Deutsche Investment Management Americas Inc. ("Deutsche"). Deutsche's principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. For complete information on each portfolio mentioned above, please see the individual Portfolio's Prospectus.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the DaimlerChrysler Group Contract are as follows:

1. Charge for taxes on premium payments. Prudential Insurance deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. Daily charge for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

      For DaimlerChrysler, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily charge for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. Monthly charges. Prudential Insurance deducts a monthly charge for the cost of insurance.

      The highest current cost of insurance rate per thousand is $41.69, and applies to insureds above age 95. The lowest cost of insurance rate per thousand is $.03, and applies to insureds under age 30.

      The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

      -------------------------------------------------------------------------
           Insured's Age           Monthly Cost of Insurance Rate per $1000
      -------------------------------------------------------------------------
                35                                     $.049
      -------------------------------------------------------------------------
                45                                     $.108
      -------------------------------------------------------------------------
                55                                     $.432
      -------------------------------------------------------------------------
                65                                    $1.246
      -------------------------------------------------------------------------

      Child term insurance: The rate for child term insurance is currently $0.093 per thousand.

5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

      o Salaried Employees of DaimlerChrysler Corporation and certain subsidiaries who work full-time on a regular basis.

      o Part-time Employees of DaimlerChrysler Corporation and certain subsidiaries who are officially classified by DaimlerChrysler as "reduced hour" or "job share" employees.

      o Spouses of eligible employees who are younger than 65 when they enroll, provided they are not confined for medical treatment at home or elsewhere. "Spouses" now include same sex domestic partners.

            Effective 1/1/2003, eligible "Domestic Partners" can obtain coverage under the rules that apply to spouse coverage. Below are eligibility requirements for same sex "domestic partner":
                  Both individuals must be age 18 or older.
                  Individuals must have lived together at least six months. Individuals must have a serious, committed relationship. Individuals must be financially independent.
                  Individuals must not be related to each other in a way that prohibits legal marriage.
                  Individuals must not be legally married to anybody else;
            OR:
                  Individuals have registered as "domestic partners" pursuant to an appropriate ordinance or law effective on or after 5/1/1999.

      o Spouses who are also employees of DaimlerChrysler may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse enrolled as both an employee and a spouse, we will pay a death benefit as though the spouse were an employee. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss. "Spouses" now include same sex domestic partners.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

In addition, children of eligible employees are eligible for dependent term life coverage from age 14 days to 19 years (or, if an unmarried student, to age 25). Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

      o Before a child can become covered, the employee or the spouse must be covered for the Group Variable Universal Life Insurance. The child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere.

      o When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. The employee must give Prudential Insurance evidence of the incapacity within 31 days after coverage would end.

      o Children who are also employees of DaimlerChrysler may not be covered both as an employee and a dependent. And, if both parents are employees of DaimlerChrysler, a child may be covered by only one parent.

Enrollment Period: There is no limited enrollment period for the DaimlerChrysler Group Variable Universal Life Insurance plan. An eligible employee or spouse (or same sex domestic partner) may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential Insurance will ask for evidence of the Covered Person's good health before that person can become covered.

Coverage Information

Face Amount

A Participant who is an employee may choose from one of eight Face Amounts. The choices range from, a minimum Face Amount of $10,000, $15,000, one half annual base salary, one to five times annual base salary, up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it's not already an even multiple of $1,000.)

A Participant who is a spouse (or same sex domestic partner) may choose from one of these seven Face Amounts: $250,000, $200,000, $150,000, $100,000, $75,000,
$50,000 and $25,000. The Face Amount may not be more than three times the employee's annual base salary.

A Participant may choose from one of these five amounts of term life insurance for each eligible child: $20,000, $15,000, $10,000, $5,000 and $1,000.

Evidence Of Good Health

For A Current Participant Who Is an Employee: You must give evidence of good health if you increase your Face Amount.

For A Newly Hired Eligible Group Member: You must give evidence of good health if you enroll for a Face Amount that is more than $1,500,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

For A New Dependent Spouse Or Child: If a spouse (or same sex domestic partner) enrolls more than 31 days after he or she is first eligible, he or she must give evidence of good health to enroll for any Face Amount. A spouse is first eligible on the date of marriage to the employee. Eligibility requirements for same sex "domestic partner" are as follows:
                  Both individuals must be age 18 or older.
                  Individuals must have lived together at least six months. Individuals must have a serious, committed relationship. Individuals must be financially independent.
                  Individuals must not be related to each other in a way that prohibits legal marriage.
                  Individuals must not be legally married to anybody else;
          OR:
                  Individuals have registered as "domestic partners" pursuant to an appropriate ordinance or law effective on or after 5/1/1999.

You may enroll a dependent child without giving evidence of good health if you enroll the child within 45 days after the child first becomes eligible. A child first becomes eligible at 14 days old. In addition, a child is eligible on adoption or on the date a court decree makes the child your dependent providing the child is at least 14 days old.

You will need to give evidence of good health if you decline coverage for a spouse (or same sex domestic partner) or child and later decide to enroll, or if you want to increase the coverage amount.

Changes In Face Amount

Increases in Face Amount: You may increase your Face Amount of Insurance at any time but you must give evidence of good health.

Decreases in Face Amount: Generally, your Face Amount will not decrease unless you choose to decrease it. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount of Insurance and Tax Treatment of Certificate Benefits sections of the prospectus. Additional Insurance Benefits

Accelerated Death Benefit: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant who is an employee may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. A Participant who is a spouse (or same sex domestic partner) may elect up to 50%, subject to a maximum of $50,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by DaimlerChrysler. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may continue your coverage on a Portable basis if you leave DaimlerChrysler for any reason. A spouse may also continue coverage on a Portable basis. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either DaimlerChrysler or Prudential Insurance may end the Group Contract. Prudential Insurance can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not DaimlerChrysler replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

      o If DaimlerChrysler does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance may terminate your Certificate. We may also transfer the Cash

            Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

      o If DaimlerChrysler does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to have Prudential Insurance bill you directly for premium payments (with a fee, currently $3 per bill, for administration expenses charged to you); elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, DaimlerChrysler will send routine premium payments to Prudential Insurance by payroll deduction. DaimlerChrysler will send the premiums monthly. Retirees, employees on an approved leave of absence, and employees who elect portability will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges Are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction, we generally will deduct the monthly Certificate Fund charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will coincide with the date DaimlerChrysler forwards the payroll deductions to us.

DaimlerChrysler intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if DaimlerChrysler has not transferred the payroll deductions to us by the 45th day after the premium due date, we will nevertheless deduct the month's Certificate Fund charges on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a "personalized illustration". This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "Free Look" Period section of the prospectus for more details.

Other Primary Features of the Plan

The prospectus describes the standard features of the DaimlerChrysler Group Contract, including:

      o     how Prudential issues Certificates

      o     the free look period

      o     transfers between investment options

      o     how paid-up coverage may be available

      o     contestability rules

      o how you can change future premium allocations among investment options

      o     the Death Benefit and contract values

      o     withdrawals

      o     details on how loans work

      o     how your insurance could end (known as "lapsing")

      o     reinstatement of your coverage

      o     tax treatment of Certificate benefits

      o     definitions of special terms

Please refer to the prospectus for information on these and other features of the DaimlerChrysler Group Contract.

You may contact the Prudential Insurance Company of America's Group Variable Universal Life Customer Service Center at 1-800-354-6903 to answer any questions or to obtain transaction forms.